Tempur-Pedic International Investor Presentation March 2013 1 Exhibit 99.2

Note Regarding Trademarks, Trade Names and Service Marks:  Tempur, Tempur-Pedic, TEMPUR-Cloud Collection, TEMPUR-Cloud Select, TEMPUR-Cloud Supreme, TEMPUR-Cloud Supreme Breeze,
TEMPUR-Cloud Luxe, TEMPUR-Cloud Allura, TEMPUR-Cloud Luxe Breeze, TEMPUR-Choice Collection, TEMPUR-Choice Supreme, TEMPUR-Choice Luxe, TEMPUR-Weightless Collection, TEMPUR-
Weightless Select, TEMPUR-Weightless Supreme, TEMPUR-Contour Collection, TEMPUR-Contour, TEMPUR-Contour Select, TEMPUR-Contour Signature, TEMPUR-Rhapsody, TEMPUR-Rhapsody Breeze,
TEMPUR-Allura, GrandBed, TEMPUR-Simplicity Collection, TEMPUR Original Collection, TEMPUR Sensation Collection, TEMPUR-Ergo Advanced System, TEMPUR-Ergo Premier, TEMPUR-Cloud Pillow,
TEMPUR-Neck Pillow, TEMPUR-Symphony Pillow, TEMPUR-Comfort Pillow, TEMPUR-Rhapsody Pillow, and TEMPUR-Traditional Pillow are trademarks, trade names or service marks of Tempur-Pedic
International Inc. and its subsidiaries.
Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Sealy Corporation and its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners.
Forward-Looking Statements
2
This presentation contains "forward-looking statements,” within the meaning of federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this release, the words
"estimates," "expects," "anticipates," "projects," "plans," “proposed,” "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to Tempur-Pedic’s or Sealy’s expectations regarding the opportunities and strengths of the combined company, anticipated cost and revenue synergies, the strategic rationale for the combination, including expectations regarding product offerings, growth opportunities, value creation, and financial strength.  All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-
looking statements. These risk factors include the ability to successfully integrate Sealy into Tempur-Pedic’s operations and realize synergies from the proposed transaction; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; uncertainties arising from global events; the effects of changes in foreign exchange rates on the combined company's reported earnings; consumer acceptance of the combined company's products; industry competition; the efficiency and effectiveness of the combined company's advertising campaigns and other marketing programs; the combined company's ability to increase sales productivity within existing retail accounts and to further penetrate the combined company's domestic retail channel, including the timing of opening or expanding within large retail accounts; the combined company's ability to address issues in certain underperforming international markets; the combined company's ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; changes in foreign tax rates, including the ability to utilize tax loss carry forwards; rising commodity costs; the effect of future legislative, regulatory or tax changes; and the possibility that one or more former Sealy stockholders will pursue their rights to an appraisal action in Delaware relating to the
Sealy merger.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange
Commission, including without limitation the Company's Annual Report on Form 10-K under the headings "Special Note Regarding Forward-Looking
Statements" and "Risk Factors."  Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

3 Best of Both

Strong, Established Management Team

Prior Experience Years with
Name Position Prior Experience
Consumer
Products Inter'l
Tempur or
Sealy
Mark Sarvary President and CEO President, Campbell Soup North America
CEO, J. Crew Group 5
President, Stouffer's Frozen Food Division at Nestle
David Montgomery EVP and President, President, Rubbermaid Europe
International VP, Black & Decker Europe, Middle East, Africa 10
Larry Rogers CEO of Sealy President and CEO, Sealy Corporation
President, Sealy North America 33
President, Sealy International
Dale Williams EVP and CFO CFO, Honeywell Control Products
CFO, Saga Systems 10
CFO, GE Information Systems
Tim Yaggi COO Group President, Masco Corporation Joined
EVP, Whirlpool Corporation 2013
Norelco (Philips)

Strategic Benefits of Combination
Comprehensive Portfolio of Iconic Brands
The most iconic and globally recognized brands in the industry
Strong brand recognition across North America, South America, Europe, Asia, and Australia
Complementary  Product Offering
Products for almost every consumer preference and price point
Tempur-Pedic’s visco-elastic mattresses, adjustable bases and pillows
Sealy’s innerspring and hybrid mattresses
Ability to leverage R&D to develop innovative new products
Truly Global Footprint
Tempur-Pedic: Strong presence in North America, Europe, and Asia
Sealy: Well represented in U.S., Canada, Mexico, Argentina, and Asia
Significant Value Creation
Cost synergy estimate in excess of $40 million by the third year
Attractive upside from revenue synergies across organizations
Strong Financial Characteristics
Significant cash flow characteristics will enable rapid deleveraging
Ability to invest in key growth areas

Comprehensive Portfolio of Iconic Brands
Source: 2012 Mattress Industry Consumer Research – U.S. Market
Total Brand Awareness Future Purchase Interest
2004
2006
2008
2010
2012
2004
2006
2008
2010
2012
2004
2006
2008
2010
2012
2004
2006
2008
2010
2012
2004
2006
2008
2010
2012
2004
2006
2008
2010
2012
2004
2006
2008
2010
2012
2004
2006
2008
2010
2012
Leading Brand Awareness with Highest Intent to Purchase

Net Sales Breakdown
Geography

FY12 Total Net Sales $1.4 Billion
Mattresses
Pillows
Other
North America
International
FY12 Total Net Sales $1.3 Billion
United States
Canada
Other
Innerspring
Specialty
Other
15%
8%
77%
Product
FY12 Total Net Sales $1.4 Billion
FY12 U.S. Net Sales $1.0 Billion
2%
12%
86%
67%
11%
22%
69%
31%
Last 12-months ended December 31, 2012 for Tempur-Pedic and December 2, 2012 for Sealy. For a discussion of performance, please refer to the 10Q and 10K  filings.

Range Of Products

Innerspring
Hybrid
Visco
Foundations Pillows Accessories
Sealy
Stearns & Foster
Sealy Posturepedic
Sealy Posturepedic
Sealy Posturepedic
TEMPUR-Choice
TEMPUR-Rhapsody
Breeze
Optimum by Sealy
Posturepedic
TEMPUR-Cloud
Luxe
Sealy Foundation
TEMPUR-Ergo Premier Adjustable Base
TEMPUR-Neck
Pillow
TEMPUR-Traditional
Pillow
The CampusTopper
By Tempur-Pedic
TEMPUR Slippers

1 Retail list price point for queen set.  Note: TEMPUR-Choice Collection expected availability 2Q 2013.
Mattress Segmentation
$2,499-$7,999
$3,499-$3,999
$1,999-$4,999
$2,199-$2,699
$1,399
$1,399-$4,499
$1,299-$3,799
$599-$1,799
$399-$699
U.S. Mattress Brand Portfolio by Retail Price Points
1

1 Last 12-months ended December 31, 2012 for Tempur-Pedic and December 2, 2012 for Sealy (reflecting simple combination of both companies’ results, without any Regulation S-X Article 11 adjustments).
2 Management estimates.
Highly Complementary Global and Channel Footprint
Last 12-Months Net Sales
Retail Doors
Broadens presence across price points and
technologies
World-class innovation capabilities
Highly complementary geographic footprint
Furniture and bedding retailers
Department stores
Warehouse / club stores
Company-owned flagship stores
Direct to consumer
Hospitality
$2.7
$1.4
$1.3
14,450
16,700
10
($ in billions)
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
TPX ZZ LTM
Broad Customer Base
2
Global Scale
1
North America
Int’l
North America
Int’l
0
5,000
10,000
15,000
20,000
TPX ZZ
1

A Truly Global Company Tempur-Pedic and/or Sealy Presence Source: Company data. Presence includes subsidiaries, joint ventures, third party, and licensee markets. 11

Attractive Upside from Cost Synergies
Cost Synergies
Sourcing/Manufacturing
Raw materials
Foundations
Adjustable Bases
Covers
Warehouse/Distribution
Improved route efficiency
Potential to integrate distribution
Backhaul/returns
Corporate Expenses
Streamline corporate administration
Professional fees
Indirect sourcing
In Excess of $40 Million Expected By Third Year

Note: Management estimates.

Attractive Upside from Revenue Synergies
Revenue Synergies
Brands / Technology Channels
Global Markets New Product Categories
Increased investment and innovation in Sealy
and Tempur-Pedic brands
Leverage collective IP and technology
Leverage Sealy’s competency in Club,
Department Stores, and Hospitality
Leverage Tempur’s capabilities in Direct and
eCommerce
Utilize Tempur-Pedic’s and Sealy’s collective
strengths in International markets
Leverage brand portfolio to expand into new
categories (outside of mattresses)

Financial Overview

Use of Non-GAAP Financial Measures
Tempur-Pedic International Inc. (the “Company”) has presented the following non-GAAP financial measures in this presentation:
adjusted EBITDA of each of the Company and Sealy, and adjusted EBITDA of the combined company. The Company and Sealy each define its non-GAAP adjusted EBITDA to exclude the following: (1) interest expense, net; (2) provision for income taxes; and
(3) depreciation and amortization expense. The Company and Sealy also exclude certain unusual items and other adjustments permitted in calculating its respective debt covenants in its debt agreements. The reconciliations of these historical non-GAAP measures to each of Tempur-Pedic’s and Sealy’s GAAP financial measures for the periods presented, are set forth on slide 17.
The Company believes the use of these non-GAAP financial measures are useful to investors in comparing the results of operations for comparable periods by eliminating certain of the more significant effects of adjusted EBITDA. These measures also reflect how the
Company and Sealy manage their businesses internally. In addition to the adjustments included in the calculation of the Company’s non-GAAP adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending and acquisitions. As with the items eliminated in its calculation of non-GAAP adjusted EBITDA, these items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. When analyzing Tempur-Pedic’s,
Sealy’s and the combined company’s operating performance, investors should not consider these non-GAAP financial measures as a substitute for comparable measures in accordance with GAAP.

($ in millions)
Adj. EBITDA & Adj. EBITDA Margin
2
Net Sales
1
1
16
($ in millions)
2
Adjusted EBITDA Margin reflects Adjusted EBITDA (slide 17) divided by the LTM combined net sales.
1
Last 12-months ended December 31, 2012 for Tempur-Pedic and December 2, 2012 for Sealy (reflecting simple combination of both companies’ results, without any Regulation S-X Article 11 adjustments).
2009
TPX
2010
TPX
2011
TPX
2012
TPX
LTM
Combined
2009
TPX
2010
TPX
2011
TPX
2012
TPX
LTM
Combined
Tempur-Pedic and LTM Combined
1
Financial Overview

Adjusted EBITDA Reconciliation
1 Last 12-months ended December 31, 2012 for Tempur-Pedic and December 2, 2012 for Sealy (reflecting simple combination of both companies’ results, without any Regulation S-X Article 11 adjustments).
LTM Combined Adjusted EBITDA
($ in millions)
2 Includes Comfort Revolution acquisition costs, noncontrolling interest, and various immaterial adjustments.
Tempur-Pedic
1
Sealy
1
Combined
1
Net income (loss) $106.8 ($1.2) $105.6
Interest expense 18.8 89.3 108.1
Income taxes 122.4 12.5 134.9
Depreciation and amortization 42.0 26.4 68.4
EBITDA $290.0 $127.1 $417.1
Transaction costs 8.9 2.5 11.4
Integration costs 2.2 2.2
Refinancing charges 3.7 3.7
Non-cash compensation 8.1 8.1
Restructuring and impairment related charges 1.5 2.4 3.9
Discontinued operations 2.0 2.0
Other
2
4.3 4.3
Adjusted EBITDA $302.6 $150.1 $452.7